MODIFICATION TO AGREEMENT OF SALE

     This Modification to Agreement of Sale ("Modification") is made and entered into this 27th day of January 1997 between Cornerstone Realty Group Incorporated ("Purchaser") and Northgate Drive Limited Partnership ("Seller").

     WHEREAS, Purchaser and Seller entered into an Agreement of Sale dated the 20th day of January 1997 ("Agreement"); and

     WHEREAS, Purchaser and Seller now desire to modify and amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, Seller and Purchaser agree as follows:

     1. All terms not specifically defined herein shall have the same meaning as ascribed to them in the Agreement.

     2. Section 1, PURCHASE AND PRICE, is hereby amended to read:

        "...price of NINE MILLION FIVE HUNDRED EIGHT THOUSAND AND NO/100 DOLLARS ($9,508,000)..."

     3. Section 12, PRORATIONS, Paragraph 12.1, is hereby amended to read:

        "...shall be adjusted as of the 1st day of the month of the closing date (January 1, 1997) based upon the most recently ascertainable information..."

     4. Except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

     5. In the event there is any conflict in the terms of this Modification and the terms of the Agreement, the terms of this Modification shall govern.

     6. This Modification may be executed in separate counterparts, each of which shall be deemed an original and all of which taken together will constitute one agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement on the date first above written.

                        CORNERSTONE REALTY GROUP INCORPORATED,
                        a Virginia Corporation

                        By:
                              ------------------------------------
                        Name:
                              ------------------------------------
                        Its:
                              ------------------------------------

                        NORTHGATE DRIVE LIMITED PARTNERSHIP,
                        an Illinois Limited Partnership

                        By:  Northgate Drive of Illinois, Inc.,
                             an Illinois Corporation, its General
                             Partner

                        By:   /s/ Mark Satuno
                              ------------------------------------
                        Name: Mark Satuno
                              ------------------------------------
                        Its:  Authorized Representative
                              ------------------------------------

                       MODIFICATION TO AGREEMENT OF SALE

     This Modification to Agreement of Sale ("Modification") is made and entered into this 27th day of January 1997 between Cornerstone Realty Group Incorporated ("Purchaser") and Northgate Drive Limited Partnership ("Seller").

     WHEREAS, Purchaser and Seller entered into an Agreement of Sale dated the 20th day of January 1997 ("Agreement"); and

     WHEREAS, Purchaser and Seller now desire to modify and amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, Seller and Purchaser agree as follows:

     1. All terms not specifically defined herein shall have the same meaning as ascribed to them in the Agreement.

     2. Section 1, PURCHASE AND PRICE, is hereby amended to read:

        "...price of NINE MILLION FIVE HUNDRED EIGHT THOUSAND AND NO/100 DOLLARS ($9,508,000)..."

     3. Section 12, PRORATIONS, Paragraph 12.1, is hereby amended to read:

        "...shall be adjusted as of the 1st day of the month of the closing date (January 1, 1997)..."

     4. Except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

     5. In the event there is any conflict in the terms of this Modification and the terms of the Agreement, the terms of this Modification shall govern.

     6. This Modification may be executed in separate counterparts, each of which shall be deemed an original and all of which taken together will constitute one agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement on the date first above written.

                        CORNERSTONE REALTY GROUP INCORPORATED,
                        a Virginia Corporation

                        By:   /s/ S. J. Olander
                              ------------------------------------
                        Name: S. J. Olander
                              ------------------------------------
                        Its:  Senior Vice President
                              ------------------------------------

                        NORTHGATE DRIVE LIMITED PARTNERSHIP,
                        an Illinois Limited Partnership

                        By:  Northgate Drive of Illinois, Inc.,
                             an Illinois Corporation, its General
                             Partner

                        By:
                              ------------------------------------
                        Name:
                              ------------------------------------
                        Its:
                              ------------------------------------